UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

KKR & CO. L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 (Commission File Number)	26-0426107 (IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 14, 2018, KKR Group Finance Co. IV LLC, an indirect subsidiary of KKR & Co. L.P., priced an offering of ¥25,000,000,000 aggregate principal amount of its 0.509% Senior Notes due 2023 (the “2023 notes”), ¥5,000,000,000 aggregate principal amount of its 0.764% Senior Notes due 2025 (the “2025 notes”) and ¥10,300,000,000 aggregate principal amount of its 1.595% Senior Notes due 2038 (the “2038 notes” and, together with the 2023 notes and 2025 notes, the “notes”). The notes will be issued at par and are to be fully and unconditionally guaranteed by KKR & Co. L.P., KKR Management Holdings L.P., KKR Fund Holdings L.P. and KKR International Holdings L.P. KKR intends to use the net proceeds from the sale of the notes for general corporate purposes, including to fund potential acquisitions and investments in Japan.

The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

A copy of the press release announcing the pricing of the notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release, dated March 14, 2018, issued by KKR & Co. L.P. (This exhibit is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. L.P.

Date: March 15, 2018	By:	KKR Management LLC, its general partner

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary